Exhibit 32.1  Section 1350 Certifications












                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------


     I,  Aldo  C.  Zucaro,   the  Chief   Executive   Officer  of  Old  Republic
International Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2003 (the "Report")fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C.78m or 78o(d)); and

(2) the information contained in the Report fairly presents the financial condition and results of operations of the Company.


Dated: March 11, 2004

                                                    /s/ A.C. Zucaro
                                                   ----------------------------
                                                   Aldo C. Zucaro
                                                   Chairman and Chief
                                                   Executive Officer